Exhibit 99.2

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

SunGard Availability Services Split-off

On March 31, 2014, SunGard Data Systems Inc. (“SDS” or the “Company”) completed its previously announced split-off of its Availability Services (“AS”) business. As a result, the assets and liabilities of SDS and its subsidiaries related to the AS business were transferred to Sungard Availability Services Capital, Inc. (“SpinCo”) which is now a separate, independent company.

In anticipation of the split-off, in January 2014, SDS removed AS as a participant in its secured accounts receivable credit facility and repaid $60 million of the accounts receivable term loan. Also, in February 2014, SDS amended the existing AS separation provision within its senior secured credit facility in order to effect the split-off of AS.

On March 31, 2014, the assets and liabilities of the AS business were contributed to a new subsidiary, and then SDS transferred all of its ownership interests in that subsidiary to SpinCo in exchange for common stock of SpinCo, approximately $425 million of SpinCo senior notes (“SpinCo Notes”), and $1.005 billion of net cash proceeds (from the issuance of the AS term loan facility). SDS used the $1.005 billion to repay approximately $27 million of its tranche C term loans, $713 million of its tranche D term loans and $265 million of its tranche E term loans. SDS also exchanged the SpinCo Notes with an aggregate principal amount of approximately $425 million for existing SDS 7.375% senior notes due 2018 (“SDS Notes”) with an aggregate principal amount of approximately $389 million, which were then retired. The retirement of the SDS Notes is expected to result in a $36 million loss on extinguishment of debt during the three months ended March 31, 2014. Following these transactions, SDS had debt outstanding of approximately $4.93 billion.

Immediately after the transactions described above, SDS distributed the common stock of SpinCo through its ownership chain ultimately to SunGard Capital Corp. II (“Capital II”), and then all shareholders of preferred stock of Capital II exchanged a portion of their shares of preferred stock for all of the shares of common stock of SpinCo. As a result, the preferred shareholders of Capital II own 100% of the common stock of SpinCo.

Pro Forma Information

The accompanying unaudited pro forma condensed consolidated balance sheets of SunGard Capital Corp. (“Capital”), Capital II and SDS, as of December 31, 2013, are presented as if the split-off of SDS’ AS business had occurred on December 31, 2013. The accompanying unaudited pro forma condensed consolidated statements of operations of SDS for the years ended December 31, 2013, 2012 and 2011 are presented as if the split-off of SDS’ AS business had occurred on January 1, 2011. Capital and Capital II are holding companies that have no operations. As the statements of operations for each of Capital, Capital II and SDS are materially similar, we have presented the pro forma condensed consolidated statements of operations of SDS to represent each of Capital, Capital II and SDS for each of the years presented.

Article 11 of Regulation S-X of the Securities Act of 1933 (“Article 11”) requires a pro forma condensed consolidated balance sheet as of the most recently reported period, which, in our case, is December 31, 2013, and a pro forma condensed consolidated statement of operations for the most recent fiscal year, which, in our case, is fiscal 2013. Since AS was not reflected in discontinued operations in SDS’ 2013 Annual Report on Form 10-K, we also included the pro forma impact to SDS of removing AS during fiscal 2012 and 2011.

Pro forma adjustments related to the pro forma condensed consolidated statement of operations include adjustments which give effect to events that are (i) directly attributable to the split-off, (ii) expected to have a continuing effect, and (iii) factually supportable. Pro forma adjustments giving effect to the reduction of interest expense attributable to the repayment of debt and the write-off of the related deferred debt issuance costs, are limited to the most recent fiscal year. Pro forma adjustments related to the pro forma condensed consolidated balance sheet include adjustments which give effect to events that are (i) directly attributable to the transaction, and (ii) factually supportable, regardless of whether they have a continuing effect or are nonrecurring.

The unaudited pro forma condensed consolidated financial information contains specific assumptions and adjustments related to the split-off of the AS business. The adjustments are based on information presently available and assumptions management believes are reasonable under the circumstances as of the date of this filing. Actual adjustments, however, may differ materially from the information presented.

The unaudited pro forma condensed consolidated financial information is intended for informational purposes only. It is not necessarily indicative of and does not purport to represent what Capital, Capital II or SDS’ future financial condition or operating results will be after the split-off, and does not reflect actions that may be undertaken by management after the split-off.

The unaudited pro forma condensed consolidated financial information set forth below, including the notes thereto, should be read in conjunction with “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and the historical consolidated financial statements and notes thereto included in SDS’ Annual Report on Form 10-K for the year ended December 31, 2013 that has been filed with the U.S. Securities and Exchange Commission.

SunGard Capital Corp.

Pro Forma Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	December 31, 2013
	Historical SunGard	Split-off AS (1)	Pro Forma Adjustments		Pro Forma

Assets
Current:
Cash and cash equivalents	$706	$(106)	$(72	) (2)	$528
Trade receivables, net	772	(212)	—		560
Earned but unbilled receivables	105	(13)	—		92
Prepaid expenses and other current assets	192	(65)	—		127
Assets held for sale	49	—	—		49

Total current assets	1,824	(396)	(72)		1,356

Property and equipment, net	821	(669)	—		152
Software products, net	309	(39)	—		270
Customer base, net	1,152	(732)	—		420
Other assets, net	123	(10)	(20	) (3)	93
Trade name	1,019	—	(347	) (4)	672
Goodwill	4,531	(703)	—		3,828

Total Assets	$9,779	$(2,549)	$(439)		$6,791

Liabilities and Equity
Current:
Short-term and current portion of long-term debt	$293	$(2)	$(29	) (5)	$262
Accounts payable	54	(46)	—		8
Accrued compensation and benefits	281	(36)	—		245
Accrued interest expense	40	—	(6	) (2)	34
Other accrued expenses	206	(76)	(12	) (6)	118
Deferred revenue	845	(256)			589
Liabilities related to assets held for sale	15	—	—		15

Total current liabilities	1,734	(416)	(47)		1,271

Long-term debt	6,099	(5)	(1,425	) (5)	4,669
Deferred and other income taxes	1,028	(282)	(97	) (7)	649
Other long-term liabilities	119	(80)	(4	) (8)	35

Total liabilities	8,980	(783)	(1,573)		6,624

Commitments and contingencies

Noncontrolling interest in preferred stock of Capital II subject to a put option	42	—	(10	) (9)	32
Class L common stock subject to a put option	58	—	—		58
Class A common stock subject to a put option	4	—	—		4

Stockholders’ equity:
Class L common stock	—	—	—		—
Class A common stock	—	—	—		—
Capital in excess of par value	2,482	(1,790)	1,870	(10)	2,562
Treasury stock	(47)	—	—		(47)
Accumulated deficit	(3,497)	85	(295	) (11)	(3,707)
Accumulated other comprehensive income (loss)	16	(61)	—		(45)

Total SunGard Capital Corp. stockholders’ equity (deficit)	(1,046)	(1,766)	1,575		(1,237)
Noncontrolling interest in preferred stock of Capital II	1,741	—	(431	) (9)	1,310

Total equity	695	(1,766)	1,144		73

Total Liabilities and Equity	$9,779	$(2,549)	$(439)		$6,791

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SunGard Capital Corp. II

Pro Forma Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	December 31, 2013
	Historical SunGard	Split-off AS (1)	Pro Forma Adjustments		Pro Forma

Assets
Current:
Cash and cash equivalents	$706	$(106)	$(72	) (2)	$528
Trade receivables, net	772	(212)	—		560
Earned but unbilled receivables	105	(13)	—		92
Prepaid expenses and other current assets	192	(65)	—		127
Assets held for sale	49	—	—		49

Total current assets	1,824	(396)	(72)		1,356

Property and equipment, net	821	(669)	—		152
Software products, net	309	(39)	—		270
Customer base, net	1,152	(732)	—		420
Other assets, net	123	(10)	(20	) (3)	93
Trade name	1,019	—	(347	) (4)	672
Goodwill	4,531	(703)	—		3,828

Total Assets	$9,779	$(2,549)	$(439)		$6,791

Liabilities and Stockholders’ Equity
Current:
Short-term and current portion of long-term debt	$293	$(2)	$(29	) (5)	$262
Accounts payable	54	(46)	—		8
Accrued compensation and benefits	281	(36)	—		245
Accrued interest expense	40	—	(6	) (2)	34
Other accrued expenses	205	(76)	(12	) (6)	117
Deferred revenue	845	(256)			589
Liabilities related to assets held for sale	15	—	—		15

Total current liabilities	1,733	(416)	(47)		1,270

Long-term debt	6,099	(5)	(1,425	) (5)	4,669
Deferred and other income taxes	1,028	(282)	(97	) (7)	649
Other long-term liabilities	102	(80)	—		22

Total liabilities	8,962	(783)	(1,569)		6,610

Commitments and contingencies

Preferred stock subject to a put option	37	—	(9	) (9)	28

Stockholders’ equity:			—
Preferred stock	—	—			—
Common stock	—	—			—
Capital in excess of par value	3,501	(1,790)	1,434	(10)	3,145
Treasury stock	(29)	—	—		(29)
Accumulated deficit	(2,708)	85	(295	) (11)	(2,918)
Accumulated other comprehensive income (loss)	16	(61)	—		(45)

Total stockholders’ equity	780	(1,766)	1,139		153

Total Liabilities and Stockholders’ Equity	$9,779	$(2,549)	$(439)		$6,791

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Balance Sheets

(In millions)

(Unaudited)

	December 31, 2013
	Historical SunGard	Split-off AS (1)	Pro Forma Adjustments		Pro Forma

Assets
Current:
Cash and cash equivalents	$706	$(106)	$(72	) (2)	$528
Trade receivables, net	772	(212)	—		560
Earned but unbilled receivables	105	(13)	—		92
Prepaid expenses and other current assets	192	(65)	—		127
Assets held for sale	49	—	—		49

Total current assets	1,824	(396)	(72)		1,356

Property and equipment, net	821	(669)	—		152
Software products, net	309	(39)	—		270
Customer base, net	1,152	(732)	—		420
Other assets, net	123	(10)	(20	) (3)	93
Trade name	1,019	—	(347	) (4)	672
Goodwill	4,531	(703)	—		3,828

Total Assets	$9,779	$(2,549)	$(439)		$6,791

Liabilities and Stockholder’s Equity
Current:
Short-term and current portion of long-term debt	$293	$(2)	$(29	) (5)	$262
Accounts payable	54	(46)	—		8
Accrued compensation and benefits	281	(36)	—		245
Accrued interest expense	40	—	(6	) (2)	34
Other accrued expenses	208	(76)	(12	) (6)	120
Deferred revenue	845	(256)			589
Liabilities related to assets held for sale	15	—	—		15

Total current liabilities	1,736	(416)	(47)		1,273

Long-term debt	6,099	(5)	(1,425	) (5)	4,669
Deferred and other income taxes	1,021	(282)	(97	) (7)	642
Other long-term liabilities	102	(80)	—		22

Total liabilities	8,958	(783)	(1,569)		6,606

Commitments and contingencies

Stockholder’s equity:
Common stock	—	—	—		—
Capital in excess of par value	3,513	(1,790)	1,425	(10)	3,148
Accumulated deficit	(2,708)	85	(295	) (11)	(2,918)
Accumulated other comprehensive income (loss)	16	(61)	—		(45)

Total stockholder’s equity	821	(1,766)	1,130		185

Total Liabilities and Stockholder’s Equity	$9,779	$(2,549)	$(439)		$6,791

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Year Ended December 31, 2013
	Historical SunGard	Split-off AS (1)	Pro Forma Adjustments		Pro Forma
Revenue:
Services	$3,802	$(1,348)	$—		$2,454
License and resale fees	276	(2)	—		274

Total products and services	4,078	(1,350)	—		2,728
Reimbursed expenses	56	(23)	—		33

Total revenue	4,134	(1,373)	—		2,761

Costs and expenses:
Cost of sales and direct operating (excluding depreciation)	1,706	(737)	—		969
Sales, marketing and administration	964	(223)	—		741
Product development and maintenance	366	(5)	—		361
Depreciation	303	(199)	—		104
Amortization of acquisition-related intangible assets	334	(153)	—		181

Total costs and expenses	3,673	(1,317)	—		2,356

Operating income (loss)	461	(56)	—		405
Interest income	1	—	—		1
Interest expense and amortization of deferred financing fees	(398)	—	81	(12)	(317)
Loss on extinguishment of debt	(6)	—	—		(6)
Other income (expense)	(1)	—	—		(1)

Income (loss) from continuing operations before income taxes	57	(56)	81		82
Benefit from (provision for) income taxes	(6)	11	(28	) (13)	(23)

Income (loss) from continuing operations	$51	$(45)	$53		$59

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Year Ended December 31, 2012
	Historical SunGard	Split-off AS (1)	Pro Forma
Revenue:
Services	$3,878	$(1,383)	$2,495
License and resale fees	274	(3)	271

Total products and services	4,152	(1,386)	2,766
Reimbursed expenses	61	(19)	42

Total revenue	4,213	(1,405)	2,808

Costs and expenses:
Cost of sales and direct operating (excluding depreciation)	1,712	(713)	999
Sales, marketing and administration	996	(223)	773
Product development and maintenance	380	(6)	374
Depreciation	287	(191)	96
Amortization of acquisition-related intangible assets	382	(165)	217
Goodwill impairment charges	385	(385)	—

Total costs and expenses	4,142	(1,683)	2,459

Operating income (loss)	71	278	349
Interest income	1	—	1
Interest expense and amortization of deferred financing fees	(428)	—	(428)
Loss on extinguishment of debt	(82)	—	(82)

Income (loss) from continuing operations before income taxes	(438)	278	(160)
Benefit from (provision for) income taxes	40	21	61

Income (loss) from continuing operations	$(398)	$299	$(99)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Pro Forma Condensed Consolidated Statement of Operations

(In millions)

(Unaudited)

	Year Ended December 31, 2011
	Historical SunGard	Split-off AS (1)	Pro Forma
Revenue:
Services	$4,001	$(1,438)	$2,563
License and resale fees	286	(2)	284

Total products and services	4,287	(1,440)	2,847
Reimbursed expenses	94	(20)	74

Total revenue	4,381	(1,460)	2,921

Costs and expenses:
Cost of sales and direct operating (excluding depreciation)	1,791	(732)	1,059
Sales, marketing and administration	1,084	(236)	848
Product development and maintenance	414	(5)	409
Depreciation	271	(180)	91
Amortization of acquisition-related intangible assets	432	(172)	260
Goodwill impairment charges	48	(35)	13

Total costs and expenses	4,040	(1,360)	2,680

Operating income (loss)	341	(100)	241
Interest income	3	—	3
Interest expense and amortization of deferred financing fees	(524)	—	(524)
Loss on extinguishment of debt	(3)	—	(3)
Other income (expense)	1	—	1

Income (loss) from continuing operations before income taxes	(182)	(100)	(282)
Benefit from (provision for) income taxes	118	48	166

Income (loss) from continuing operations	$(64)	$(52)	$(116)

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

SunGard Capital Corp.

SunGard Capital Corp. II

SunGard Data Systems Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Included below are notes to the condensed consolidated balance sheets and condensed consolidated statements of operations. In accordance with Article 11, the pro forma adjustments to the condensed consolidated balance sheets include both recurring and non-recurring items. The pro forma adjustments to the condensed consolidated statements of operations includes only recurring items. Therefore, non-recurring items resulting from the split-off of AS from SDS, and the related tax effects, including, (i) the impairment of the “SunGard” trade name of approximately $339 million, (ii) the loss on extinguishment of debt totaling $36 million resulting from the exchange of SpinCo Notes for SDS Notes, (iii) the deferred tax expense related to the change in the state deferred tax rate on the trade name resulting from changes in the legal entity ownership structure related to the trade name, (iv) the write-off of capitalized deferred financing fees totaling $25 million resulting from the repayment or retirement of debt, as previously described, and (v) the $15 million management fee have been included in the condensed consolidated balance sheets but have not been included in the condensed consolidated statement of operations for 2013 based on the rules prescribed by Article 11.

1.	Represents the impact to Capital, Capital II and SDS of removing AS from the condensed consolidated balance sheet and the condensed consolidated statements of operations for the periods presented. The tax impact of removing AS from the condensed consolidated statements of operations for the periods presented was calculated by applying the U.S. federal statutory tax rate of 35% to all AS activity with the exception of nondeductible goodwill impairment charges previously recognized by AS during fiscal 2012 and 2011, as well as a one-time tax benefit totaling $9 million recognized during 2013 associated with certain AS lease-related reserves.

2.	Represents the repayment of $60 million of debt in January 2014 related to removing AS as a participant in SDS’ syndicated secured accounts receivable facility, payment of accrued interest totaling $6 million related to the repurchase of SDS Notes in exchange for SpinCo Notes and the repayment of term loans (see Note 5), and payment of deferred financing fees totaling $6 million, of which $5 million was capitalized, related to the modification of the senior secured credit facility as a requirement to split-off AS from SDS.

3.	Represents the write-off of capitalized deferred financing fees totaling $25 million, partially offset by the capitalization of $5 million of deferred financing fees, as described in Note 2, associated with the February 2014 amendment of SDS’ senior secured credit facility.

4.	Based on the change in the use of SDS’ trade name resulting from the split-off of the AS business and the resulting effects on the valuation assumptions underlying the trade name, SDS expects to record a $339 million impairment of the trade name in the first quarter of 2014. As the Company is in the process of completing its impairment calculation, the final charge could differ materially from our current estimate. In addition, also included is the transfer of an $8 million “right-to-use” asset representing AS’ limited right to use the “SunGard” trade name. AS has a two-year royalty-free period for the use of the trade name, after which it will pay a pre-determined royalty rate based on its annual revenue for a specified number of years.

5.	The pro forma adjustments to SDS’ long-term debt are as follows (in millions):

Repayment of SDS term loans	$1,005
Retirement of SDS Notes	389
Repayment of secured AR facility term loan commitment	60	(a)

Total debt extinguished	1,454
Reclassification of current portion of long-term debt	(29	) (b)

Pro forma adjustment - long term debt	$1,425

(a)	On January 31, 2014, SDS removed AS as a participant in SDS’ syndicated secured accounts receivable facility, and, as a result, repaid $60 million of the term loan commitment.
(b)	Following the repayment of $1.005 billion of term loans, SDS will no longer be required to make quarterly principal payments on its tranche D and tranche E term loans. The remaining $262 million of current portion of long-term debt represents $250 million of senior secured notes that were repaid on January 15, 2014, $7 million of tranche A term loans that were repaid on February 28, 2014, and $5 million of other debt that is still outstanding.

6.	Includes the tax benefit from (i) the loss on extinguishment of debt resulting from the exchange of SpinCo Notes for SDS Notes, (ii) the write-off of deferred financing costs (see Note 3), and (iii) the accrual of the management fee, partially offset by the accrual of a $15 million non-recurring management fee to be paid to our sponsors in connection with services rendered related to these transactions and in accordance with the Amended and Restated Management Agreement dated March 31,2014 between SDS, its four parent companies and affiliates of our sponsors. The items below were tax-affected at the U.S. statutory rate of 35%. The table below presents the impact of the various transactions listed above (in millions):

	Accrued Expenses Other Than Accrued Income Taxes	Accrued Income Taxes	Total Accrued Expenses

Accrue $15 million management fee	$15	$(5)	$10
Tax impact of loss on exchange of SpinCo Notes for SDS Notes	—	(13)	(13)
Tax impact of write-off of $25 million of deferred financing costs	—	(9)	(9)

Total	$15	$(27)	$(12)

7.	Represents the reduction of deferred income taxes resulting from the trade name impairment and the transfer to AS of the right-to-use asset (see Note 4), partially offset by a change in the state deferred income tax rate related to the trade name and a change in the valuation allowance on deferred income taxes. The table below presents the components of the pro forma adjustments to deferred income taxes (in millions):

Deferred Income Taxes

Reversal of deferred tax resulting from trade name impairment	$(135)
Transfer deferred tax to AS related to “right-to-use” trade name	(3)
Change in state deferred tax rate related to trade name	34
Adjust valuation allowance on deferred tax assets due to removing AS’ deferred tax liabilities	7

Total	$(97)

8.	Represents the transfer of the preferred stock dividend liability related to AS employees resulting from the December 2012 preferred stock dividend. See Note 9 of the Notes to Consolidated Financial Statements included in SDS’ Annual Report on Form 10-K for the year ended December 31, 2013 filed with the U.S. Securities & Exchange Commission in March 2014 for further information.

9.	Represents the impact to noncontrolling interests, both in temporary and permanent equity of Capital, and temporary equity of Capital II, from the exchange of preferred stock of Capital II for the equivalent value of common stock of SpinCo. Approximately 24% of the outstanding preferred stock of Capital II was exchanged for all of the common stock of SpinCo.

10.	The pro forma adjustments to SDS’ capital in excess of par are as follows (in millions):

	SCC	SCCII	SDS
Partial repayment of term loans	$1,005	$1,005	$1,005
Exchange of SpinCo Notes for SDS Notes	425	425	425
Transfer right to use asset to AS, net of tax	(5)	(5)	(5)
Transfer dividend-equivalent liability to AS	4	—	—
Impact of exchange of preferred stock for SpinCo common stock - temporary equity	10	9	—
Impact of exchange of preferred stock for SpinCo common stock - noncontrolling interest in permanent equity	431	—	—

Total impact of pro forma adjustments on additional paid in capital	$1,870	$1,434	$1,425

11.	The pro forma adjustments to retained earnings (accumulated deficit) are as follows (in millions):

Retained Earnings (Accumulated Deficit)

Impairment of trade name, net of tax	$(204)
Change in state deferred tax rate related to trade name	(34)
Loss on exchange of SpinCo Notes for SDS Notes, net of tax	(23)
Write-off deferred financing fees, net of tax	(16)
Accrue $15 million management fee, net of tax	(10)
Adjust valuation allowance on deferred tax assets due to removing AS’ deferred tax liabilities	(7)
Other	(1)

Total	$(295)

12.	Represents the adjustment for interest related to the $1.005 billion repayment of term loans, the $389 million retirement of SDS Notes and the repayment of $60 million of the secured accounts receivable facility. Also included are adjustments related to the amortization of deferred financing costs recognized in 2013 associated with the debt that was repaid (see Note 5) and for the reduction in the unused commitment fee related to the decrease in the revolving credit commitment.

13.	As prescribed by Article 11, a statutory rate of 35% was applied to the pro forma interest expense adjustment and amortization of deferred financing fees (see Note 12) to determine the after-tax impact of such adjustments. The U.S. federal statutory rate of 35% used may not be reflective of the Company’s effective tax rate after the split-off.